   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 2005

                          1933 Act File No. 333-114333
                           1940 Act File No. 811-21553

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        /X/ Pre-Effective Amendment No. 2

                       / / Post-Effective Amendment No.__

                                       and

         /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

                              /X/ Amendment No. 2

              ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND

         (Exact Name of Registrant as Specified in Declaration of Trust)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

                                 (480) 477-3000
              (Registrant's Telephone Number, including Area Code)

                              Huey P. Falgout, Jr.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                          COPIES OF COMMUNICATIONS TO:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                            Washington, DC 20006-2401

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                PROPOSED
                                                PROPOSED        MAXIMUM
                                NUMBER          MAXIMUM         AGGREGATE
TITLE OF SECURITIES BEING       BEING        OFFERING PRICE     OFFERING      AMOUNT OF REGISTRATION
       REGISTERED             REGISTERED        PER UNIT         PRICE(1)               FEE
----------------------------------------------------------------------------------------------------
Common Shares

$0.01 par value                   Shares        $  20.00        $             $

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

This information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated _____________, 2005

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION, DATED            , 2005

PROSPECTUS

                                   (ING LOGO)

                                             Shares

                           ING Global Equity Dividend
                             and Premium Income Fund

                                  Common Shares
                                $20.00 Per Share

     ING Global Equity Dividend and Premium Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of income, with capital appreciation as a secondary consideration. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of global equities that have a history of attractive dividend yields and utilizing an integrated options writing strategy. Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of common stock of dividend paying companies located throughout the world, including the U.S. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will also seek to generate income from option premiums by selling covered call options on a substantial portion of its portfolio securities.

     NO PRIOR TRADING HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THIS PUBLIC OFFERING.

     The Fund intends to apply to list its Common Shares on the New York Stock Exchange ("NYSE").

                          (CONTINUED ON FOLLOWING PAGE)

     INVESTING IN COMMON SHARES OF THE FUND INVOLVES RISK. SEE "RISKS" BEGINNING
ON PAGE     .

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                               PER SHARE      TOTAL(1)
                                               ---------      --------
Public Offering Price                          $   20.00      $
Sales Load(2)                                  $              $
Estimated Organizational
Expenses and Offering Costs(3)                 $              $
Proceeds to Fund                               $              $

----------
(1) Total expenses relating to the organization of the Fund and the Common Share offering paid by the Fund (which do not include the sales load) are
     estimated to be $       , which represents $       per Common Share issued.
     ING Investments, LLC has agreed to pay all organizational expenses and Common Share offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

(2) The Fund has granted the underwriters an option to purchase up to additional Common Shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to the
     Fund will be $       , $       and $       , respectively. See
     "Underwriting."

     The underwriters expect to deliver the Common Shares to purchasers on or
about        , 2005.

[        ], 2005

(CONTINUED FROM PREVIOUS PAGE)

     Adviser and Sub-Adviser. The Fund will have an investment adviser and a sub-adviser. ING Investments, LLC ("ING Investments" or "Adviser") the investment adviser, will be responsible for determining the Fund's overall investment strategy. ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser") the sub-adviser, will be responsible for investing the Fund's managed assets in its option strategy and in the equity securities acquired for the purpose of supporting that strategy.

     There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the Securities and Exchange Commission ("SEC") a Statement of
Additional Information dated            , 2005, as may be amended ("SAI")
containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You may obtain a free copy of the SAI by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The prospectus, SAI and other information about the Fund are available on the SEC's website
(http://www.sec.gov). The table of contents for the SAI appears on page    of
this prospectus.

     The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary                                                            xx
Summary of Fund Expenses                                                      xx
The Fund                                                                      xx
Use Of Proceeds                                                               xx
The Fund's Investments                                                        xx
Risks                                                                         xx
Management of the Fund                                                        xx
Description of Shares                                                         xx
Net Asset Value                                                               xx
Distributions and Dividend Reinvestment Program                               xx
Certain Provisions in the Declaration of Trust                                xx
Closed-End Fund Structure                                                     xx
Repurchase of Common Shares                                                   xx
Tax Matters                                                                   xx
Underwriting                                                                  xx
Additional Information                                                        xx
Table of Contents for the Statement of Additional Information                 xx

     Until           , 2005 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). It is organized as a Delaware statutory trust.

                                  THE OFFERING

     The Fund is offering ("Offering") common shares of beneficial interest ("Common Shares") at an initial offering price of $20.00 per share. The Common Shares are being offered by a group of underwriters (each an "Underwriter" and collectively, the "Underwriters") led by _______________________, ______________________ and _____________________. You must purchase at least 100
Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to __________________ additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of _____________ Common Shares. ING Investments has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See "Underwriting."

                              INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of income, with capital appreciation as a secondary consideration. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments."

                              INVESTMENT STRATEGIES

     The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of global common stocks, seeking to invest primarily in companies with a history of attractive dividend yields and utilizing an integrated options writing strategy. The Fund seeks to generate income from option premiums by selling covered call options on a substantial portion of the Fund's portfolio securities.

     Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of common stock of dividend paying companies located throughout the world, including the U.S. The Fund may invest in companies in countries with emerging markets when the investment management team believes they present attractive investment opportunities. Securities may be denominated in both U.S. currency and non-U.S. currencies. The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the Morgan Stanley Capital International World Equity Index. The Fund may invest in a blend of mid-capitalization and large capitalization stocks and may emphasize either mid-caps or large-caps from time to time. For these purposes, capitalization shall be determined with reference to the country in which a company is located. The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria (1) The dividend yield must normally be above average, typically with a stable or growing dividend history; (2) market capitalization generally above $1 billion, (3) history of growth of the dividend over several years, (4) achieved average annual earnings growth over several years; and (5) the expected liquidity of a stock must be sufficient to buy or sell a position within a reasonable period of time without significant impact on the share price. In addition, the Sub-Adviser evaluates a number of fundamental factors including: earnings, capital structure, dividend coverage, and credit ratings. The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Fund combines fundamental analysis of each company with an allocation among industry sectors that is based both upon quantitative screening and fundamental industry analysis. The investment management team may sell dividend yielding equity securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into opportunities it believes are more promising or to meet obligations arising out of the Fund's covered call writing program. The Fund will generally sell a dividend yielding equity security when its dividend yield falls below a level deemed acceptable to the investment management team. Under normal market conditions, the Fund will invest in securities of companies located around the world, normally in at least 65 securities, seeking to reduce the Fund's exposure to individual stock risks. The Fund expects that its investments will normally be invested across a broad range of countries, industries and market sectors.

     The Fund's principal options activity will consist of writing (selling) covered call options on the equities held by the Fund. In addition, among other potential options strategies, the Fund may purchase put options on various broad-based securities indices deemed suitable for protection against a substantial decline in the value of its portfolio securities. The Fund seeks to generate income from option writing premiums and from dividends on stocks held. Under normal market conditions, the Fund pursues an options strategy of writing (selling) covered call options on a substantial portion of its portfolio securities and purchasing put options on the MSCI World Index, or any other broad-based global or regional securities indices for large, mid or small capitalization equities deemed suitable for this purpose and/or on individual stocks held in its portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's equity portfolio securities. Covered call options will be written primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions approved by the Sub-Adviser, the Adviser and Trustees of the Fund. Listed option markets may also be used for common equity securities listed in the U.S., European, Japanese or Asian markets. Depending on the Sub-Adviser's evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

     The Fund expects initially to write call options on individual stocks held in the Fund's portfolio (rather than index options), primarily with shorter maturities (typically ten days to three months until expiration). When an option-writing program is established for a particular stock, options will typically be written on a significant portion of the total stock position, but not the full position, which may allow for some appreciation potential on each of the securities held in the portfolio.

     As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of security on which the call option is written over a fixed price (the exercise price) on a certain date in the future (the expiration date). Generally, the Fund intends to sell call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the security). The Fund, in effect, sells the potential appreciation in the value of the security in exchange for the premium. If, at expiration, the purchaser exercises a call option sold by the Fund, the Fund will either(1) pay the purchaser the difference between the cash value of the security and the exercise price of the option ("cash settlement") or(2) deliver to the purchaser the securities on which the option was written ("physical settlement").

     The Fund will purchase the put options on broad-based global or regional securities indices with a portion of the premiums received by the Fund from the sale of call options. As the purchaser of a put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the relevant market index or security is below the exercise price of the put option upon its expiration. The Fund will purchase put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase put options that are "out-of-the-money", and such put options purchases may be on regional indices, the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. The Fund would ordinarily realize a gain if (i) at the end of the index option period, the value of the relevant market index or security decreased below the exercise price of the put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost.

     If the stock price increases significantly, the Fund may look to buy back the call options written or close out the option for cash settlement and then re-establish a new covered call position in the security by writing new at-the-money or near-to-the-money options at higher exercise prices. If the stock price declines, the Fund will normally seek to let the option expire or buy back the call options written and to sell new call options at lower exercise prices. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.

     In addition to the intended strategies of selling covered call options and buying put options on broad-based Global and regional equity indices, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management or to gain or reduce exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and strategies, provided that such derivative instruments are acquired for hedging purposes to enable the Fund to protect against a decline in its assets, its ability to pay dividends, or its performance against the Morgan Stanley Capital International World Index.

     The foregoing strategies relating to investment in common stocks and options writing are the Fund's primary investment strategies. In addition to its primary investment strategies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. See "The Fund's Investments."

                                  DISTRIBUTIONS

     Commencing with the Fund's first distribution, the Fund intends to make regular monthly distributions to holders of Common Shares based on the past and projected performance of the Fund. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. The Fund expects to receive substantially all of its current income and gains from the following sources:

     - capital gains (both short-term and long-term) from net option premiums; and

     - dividends received by the Fund that are paid on the common shares held in the Fund's portfolio.

     The Fund's Common Share distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above.

     The Fund's monthly distributions will be made from the Fund's net investment income and capital gains from the net index option premiums. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See "Tax Matters."

     As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

     The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a managed distribution policy. If the Fund seeks and the SEC grants the requested relief, the Fund may implement a managed distribution policy.

     Under a managed distribution policy, the Fund would distribute a fixed monthly amount, which may be adjusted from time to time, of net asset value to shareholders. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

     The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. See "Distributions and Dividend Reinvestment Plan - Managed Distribution Policy."

     There is no guarantee that the Fund will seek or that the SEC would grant an exemptive order facilitating the implementation of a managed distribution policy or, if sought and granted, that the Trustees will determine to implement a managed distribution policy. The Trustees reserve the right to change the dividend policy from time to time.

     The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. As noted above, distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. See "Distributions and Dividend Reinvestment Plan."

                               INVESTMENT ADVISER

     ING Investments is an Arizona limited liability company and is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep"). ING
Groep is a global financial services company active in the fields of insurance, banking and asset management, with locations in more than 65 countries with more than 100,000 employees. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of _______________, 2005, ING Investments had over $______ billion of assets under management. See "Management of the Fund."

     For its services as investment adviser, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.05% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares)("Managed Assets"). For the first five years of the Fund's existence, ING Investments will waive 0.20% of the annual fee. Therefore, during this five year period, the net annual fee will be 0.85%. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

                                   SUB-ADVISER

     ING Investments has engaged IIMA as the sub-adviser to the Fund. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named "ING Investment Management Europe." ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe are employed by a subsidiary of ING Groep named ING Personeel VOF. IIMA is an indirect, wholly-owned subsidiary of the ING Groep and is under common control with ING Investments. For its services, IIMA will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to IIMA. See "Management of the Fund."

                                     LISTING

     The Fund intends to apply for listing of its Common Shares on the NYSE
under the symbol "    ."

       TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND CUSTODIAN

     The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc., whose principal business address is 816 Wyandotte, Kansas City, Missouri 64105. The Fund's securities and cash are held and maintained under a Custody Agreement with The Bank of New York, whose principal
address is 101 Barclay, 11 West, New York, New York     .

                                      RISKS

AN INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND'S COMMON SHARES. SEE "RISKS" ON PAGE FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF INVESTING IN THE FUND'S COMMON SHARES.

NO PRIOR HISTORY

     The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

MARKET DISCOUNT RISK

     Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by holders of Common Shares who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced. See "Risks -- Market Discount Risk."

INVESTMENT AND MARKET RISK

     An investment in Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling) call options on the equity securities held in the Fund's portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the call options written and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions.

ISSUER RISK

     The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividend paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend.

EQUITY RISK

     The net asset value ("NAV") of the Fund's Common Shares will change as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

     The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in mid-sized companies and companies that may be considered small by U.S. stardards, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. See "Risks - Equity Risk."

OPTIONS RELATED RISK

     There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an "American-style" option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option on a common stock, or may cause the Fund to hold a security that it might otherwise sell.

     The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     If the Fund purchases put options for hedging or risk-management purposes, the Fund will be subject to additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund's actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings. See "Risks
- Options Related Risk."

FOREIGN INVESTMENT AND EMERGING MARKETS RISK

     Foreign investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers, a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the Fund's investments, the risks of investing in foreign securities can be intensified in the case of investments in issuers in emerging markets countries. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets. See "Risks - Foreign Investment and Emerging Markets Risk."

FOREIGN CURRENCY RISK

     The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements. See "Risk - Foreign Currency Risk."

DERIVATIVES RISK

     In addition to writing covered call options, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging, investment (which may be considered speculative) or risk management purposes. The Fund may also use derivatives to gain exposure to securities markets in which it will invest (pending investment of available funds in individual securities). Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See "Risks - Derivatives Risk."

INTEREST RATE RISK

     The level of premiums from call options writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. Any preferred stocks paying fixed dividend rates in which the Fund invests, will likely change in value as market interest rates change. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates. See "Risks - Interest Rate Risk."

RESTRICTED AND ILLIQUID SECURITIES RISK

     The Fund may invest up to 15% of its total assets in restricted and illiquid securities (securities that cannot be disposed of within seven days at a price which the Fund would determine to be fair value). The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund's overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. See "Risks - Restricted and Illiquid Securities Risk."

DISTRIBUTION RISK

     The monthly distributions Common Shareholders receive from the Fund will be based primarily on the level of net option premiums and the dividends received by the Fund. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Premiums paid by the Fund to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. There may be trends in corporate behavior, and corporations in general or in certain countries or sectors that may determine to pay lower or no dividends. Dividends on any preferred stocks in which the Fund may invest are not guaranteed and certain issues of preferred stock held by the Fund may be called by the issuer. See "Risks - Distribution Risk."

MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risks - Management Risk."

LEVERAGE RISK

     Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, ING Investments, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See "Risks - Leverage Risk."

NON-DIVERSIFICATION STATUS

     The Fund is classified as a "non-diversified" investment company under 1940 Act. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. See "Risks - Non-Diversification Status." Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a corporate issuer than if it had greater exposure to that issuer.

MARKET DISRUPTION AND GEO-POLITICAL RISK

     The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four day period and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund. See "Risks - Market Disruption and Geo-Political Risk."

TAX RISK

     The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will qualify as tax-advantaged dividends. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations. See "Tax Matters."

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                            SUMMARY OF FUND EXPENSES

     The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares:

SHAREHOLDER TRANSACTION FEES

     Sales Load (as a percentage of offering price)                          4.5%
     Offering Expenses of the Common Shares borne by the Fund                   %(1)
     Dividend Reinvestment Program                                          None

ANNUAL EXPENSES (as a percentage of net assets attributable to Common Shares)

                                                   PERCENTAGE OF NET ASSETS
ANNUAL EXPENSES                                    ATTRIBUTABLE TO COMMON SHARES
---------------                                    -----------------------------
     Management Fees(2)
     Other Expenses(3)
     Total Annual Expenses
     Fee and Expense Waiver
     Net Annual Expenses


(1) ING Investments has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.04 per Common Share

(2) ING Investments is paid a fee of 1.05% of the Fund's Managed Assets. For the first five years of the Fund's existence, ING Investments will contractually waive 0.20% of the annual fee. Therefore, during this five year period, the annual fee will be 0.85%. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. Pursuant to its Administration Agreement with the Fund, ING Funds Services, LLC, the Fund's Administrator, is paid a fee of 0.10% of the Fund's Managed Assets.

(3) "Other Expenses" are based on estimated amounts of ordinary operating expenses for the current fiscal year.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first full year of operation and assumes that the Fund issues_________________ Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund."

                                     EXAMPLE

     The following example illustrates the expenses (including the sales load of
$           , and estimated expenses of this offering of $           ) that you
would pay on a $1,000 investment in Common Shares, assuming (1) total annual
expenses of      % of net assets attributable to Common Shares and (2) a 5%
return.(1)

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Total Expenses(2)

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
(1) The example assumes that the estimated "Other Expenses" set forth in the "Annual Expenses" fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of fees and expenses of 0.20% for the first five years of the Fund's operation, 0.15% in year six, 0.10% in year seven, 0.05% in year eight and no waiver in year nine and thereafter.

     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on _______________. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund's Common Shares. The Fund's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

                                 USE OF PROCEEDS

     The net proceeds of the Offering of Common Shares will be approximately
$       ($       if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organization and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund and all offering costs (other than sales load) to the extent that such costs and expenses exceed $0.04 per Common Share.

     The Fund will invest the net proceeds of the Offering in accordance with the Fund's investment objectives and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest
substantially all of the net proceeds within     [days]/[months] after the
completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND STRATEGIES

     The Fund's primary investment objective is to provide a high level of income, with capital appreciation as a secondary consideration. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental policies of the Fund, and may be changed without a vote of the shareholders. However, the Fund will provide shareholders with at least 60 days' prior written notice of any change in the Fund's investment objectives.

     The Fund seeks to achieve its investment objectives by investing at least 80% of its assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund seeks to invest primarily in companies with a history of attractive dividend yields and utilize an integrated options writing strategy. Under normal market conditions, the Fund will also seek to generate income from option premiums by selling covered call options on a substantial portion of the Fund's portfolio securities.

     Under normal market conditions, the Fund will invest in securities of companies located around the world, normally in at least 65 securities, seeking to reduce the Fund's exposure to individual stock risks. Securities may be denominated in both U.S. currency and non-U.S. currencies. The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors.

     The Fund's principal options activity will consist of writing (selling) covered call options on the equities held by the Fund. In addition, among other potential options strategies, the Fund may purchase put options on various broad-based securities indices deemed suitable for protection against a substantial decline in the value of its portfolio securities. The Fund seeks to generate income from option writing premiums and from dividends on stocks held. Under normal market conditions, the Fund pursues an options strategy of writing (selling) covered call options on a substantial portion of its portfolio securities and purchasing put options on the MSCI World Index, or any other broad-based global or regional securities indices for large, mid or small capitalization equities deemed suitable for this purpose and/or on individual stocks held in its portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's equity portfolio securities. Covered call options will be written primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions approved by the Sub-Adviser, the Adviser and Trustees of the Fund. Listed option markets may also be used for common equity securities listed in the U.S., European, Japanese or Asian markets. Depending on the Sub-Adviser's evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

     In addition to the intended strategies of selling covered call options and buying put options on broad-based Global and regional equity indices, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management or to gain or reduce exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and strategies, provided that such derivative instruments are acquired for hedging purposes to enable the Fund to protect against a decline in its assets, its ability to pay dividends, or its performance against the Morgan Stanley Capital International World Index.

PORTFOLIO CONTENT

DIVIDEND YIELDING EQUITY SECURITIES

     Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of common stock of dividend yielding companies located around the world, including in countries with emerging markets when the investment management team believes they present attractive investment opportunities. The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the MSCI World Equity Index. The Fund may invest in a blend of mid-capitalization and large capitalization stocks and may emphasize either mid-caps or large-caps from time to time. For these purposes, capitalization shall be determined with reference to the country in which a company is located. The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria (1) The dividend yield must normally be above average, typically with a stable or growing dividend history; (2) market capitalization generally above $1 billion, (3) history of growth of the dividend over several years, (4) achieved average annual earnings growth over several years; and (5) the expected liquidity of a stock must be sufficient to buy or sell a position within a reasonable period of time without significant impact on the share price. In addition, the Sub-Adviser evaluates a number of fundamental factors including: earnings, capital structure, dividend coverage, and credit ratings. The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Fund combines fundamental analysis of each company with an allocation among industry sectors that is based both upon quantitative screening and fundamental industry analysis. The investment management team may sell dividend yielding equity securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into opportunities it believes are more promising or to meet obligations arising out of the Fund's covered call writing program. The Fund will generally sell a dividend yielding equity security when its dividend yield falls below a level deemed acceptable to the investment management team.

     Dividend yielding common and preferred equity securities represent an equity or ownership interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Dividend yielding securities can include convertible securities. Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities.

OPTIONS-IN GENERAL

     An option on a security is a contract that gives the holder of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money," a call option whose strike price is equal to the current price of the underlying stock is called "at-the-money" and a call option whose strike price is below the current price of the underlying stock is called "in-the-money." The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price, or expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. Over-the-counter options may be closed out by cash settlement or physical delivery on the option exercise date (European-style) or on any date during the option term (American-style). In addition, the Fund may effectively offset the purchase or sale of an over-the-counter option by the purchase or sale of an option with substantially identical but offsetting terms.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund's option strategy will be short-term capital gains that, for federal income tax purposes, will constitute net investment company taxable income. See "Tax Matters."

     The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

     The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles.

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Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

COVERED CALL OPTIONS WRITING; PUT OPTIONS

     The Fund will follow a principal options strategy known as "covered call option writing," which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying common stock. The Fund's call-option writing program will seek to achieve a high level of net option premiums, while maintaining the potential for some capital appreciation in each stock on which options are written. The Fund will only write (sell) options on common stocks held in the Fund's portfolio. The Fund may not sell "naked" call options, i.e., options representing more shares of the stock than are held in the portfolio. The Fund also does not intend to purchase call options as an investment.

     The Fund expects initially to write over-the-counter call options on individual stocks held in the Fund's portfolio (rather than index options), primarily with shorter maturities (typically ten days to three months until expiration). When an option-writing program is established for a particular stock, options will typically be written on a significant portion of the total stock position, but not the full position, which may allow for some upside potential on each of the securities held in the portfolio. The Fund will purchase the put options with the premiums received by the Fund from the sale of call options. As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of security on which the call option is written over a fixed price (the exercise price) on a certain date in the future (the expiration date). Generally, the Fund intends to sell call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the security). The Fund, in effect, sells the potential appreciation in the value of the security in exchange for the premium. If, at expiration, the purchaser exercises call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the index call option.

     As the purchaser of a put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the relevant market index or security is below the exercise price of the put option upon its expiration. The Fund will purchase put options to protect the Fund from a significant market decline over a short period of time. However, because the Fund generally will purchase put options that are "out-of-the-money", the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. The Fund would ordinarily realize a gain if (i) at the end of the index option period, the value of the relevant market index or security decreased below the exercise price of the put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost.

     If the stock price increases significantly, the Fund may look to buy back the call options written or close out the option for cash settlement and then re-establish a new covered call position in the security by writing new at-the-money or near-to-the-money options at higher exercise prices. If the stock price declines, the Fund may let the option expire or buy back the call options written and to sell new call options at lower exercise prices. The Fund may seek to execute option rolls (as described above) such that the premium received from writing new options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which an option has risen, the covered call roll would be written on a larger portion of the Fund's holding in that security. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.

     [The following is a conceptual example of a covered-call transaction, making the following assumptions: (i) a common stock currently trading at $37.15 per share; (ii) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price) and (iii) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire, and there would be a 6.6% return for the six-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even," thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised, and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00 and thus would be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated, and the stock could eventually become worthless.]

OTHER INVESTMENT POLICIES

     In addition to its primary investment policies, the Fund may engage in the following investment practices to a limited extent. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, including stocks of foreign issuers. The Fund may invest in the aggregate up to 20% of its total assets in all investments described below.

PREFERRED STOCKS

     Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment grade at the time of investment or, if unrated, determined by the Sub-Adviser to be of comparable quality. Standard & Poor's Ratings Group and Fitch Ratings consider securities rated BBB -- and above to be investment grade and Moody's Investors Service, Inc. considers securities rated Baa3 and above to be investment grade.

WARRANTS

     The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

     The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

SHORT SALES

     The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

     The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

TEMPORARY INVESTMENTS

     The Fund may invest in cash equivalents or highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund's normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and back from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or are otherwise illiquid. Securities are considered illiquid if the Fund would be unable to dispose of the security within seven days at a price determined to be fair value. Illiquid securities may also include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

OTHER DERIVATIVE INSTRUMENTS

     In addition to the intended strategies of selling covered call options and buying put options on global and regional equity idices, the Fund may invest up to 20% of its total assets in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management or to gain or reduce exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies. The Fund will only acquire derivative instruments for hedging purposes to enable the Fund to protect against a decline in its assets, its ability to pay dividends, or its performance against the Morgan Stanley Capital International World Index. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

SWAPS

     Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, "basket" of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

FUTURES AND OPTIONS ON FUTURES

     The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "Section 1256 contract" under the Internal Revenue Code of 1986, as amended (the "Code"), the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

SECURITIES LENDING

     The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser or Sub-Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. [The Fund will not lend portfolio securities subject to a written covered call contract.]

BORROWINGS

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

SHORT-TERM/LONG-TERM DEBT SECURITIES; DEFENSIVE POSITION; INVEST-UP PERIOD

     During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the Offering are being invested, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon the Sub-Adviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by ING Investments, and subject to approval by the Board of Trustees of the Fund, the Sub-Adviser may deviate from its investment guidelines discussed herein.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds ("ETFs") that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the Offering, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its pro rata share of that investment company's expenses, and would remain subject to payment of that fund's advisory and administrative fees with respect to assets so invested.

     Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

PORTFOLIO TURNOVER

     The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                      RISKS

RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES" IN THE SAI.

NO PRIOR HISTORY

     The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

MARKET DISCOUNT RISK

     The Fund expects its Common Shares to be listed on the NYSE and trade in the same manner as Common Shares of other companies. Unlike open-end mutual funds, the Fund's Common Shares can be purchased or sold at any time during a trading day, and the price at which the Fund's Common Shares trade may vary throughout the day. In addition, although the Fund publishes its net asset value each day, the Fund's Common Shares frequently will trade at a market price that is below the Fund's net asset value. This is commonly referred to as "trading at a discount." This is a risk separate and distinct from the risk that the Fund's net asset value per Common Share may decrease. Investors who sell their shares within a relatively short period after completion of this Offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following this Offering, the net asset value will be reduced by sales load and the amount of organization expenses and offering costs paid by the Fund.

INVESTMENT AND MARKET RISK

     An investment in Common Shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling) call options on the equity securities held in the Fund's portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the call options written and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions.

ISSUER RISK

     The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY RISK

     The Fund's assets will primarily be invested in common stocks and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

     Some of the companies in whose securities the Fund will invest will be organizations with market capitalizations of $500 million or less or companies that have limited operating histories, product lines, markets or financial resources or are dependent upon a limited management group. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

OPTIONS RELATED RISK

     There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an "American-style" option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. This does not apply for European-style options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option on a common stock, or may cause the Fund to hold a security that it might otherwise sell.

     The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited with respect to listed options by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions

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found to be in excess of these limits, and may impose certain other sanctions.
The Fund will not write "naked" or uncovered call options.

     If the Fund purchases put options for hedging or risk-management purposes, the Fund will be subject to additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund's actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.

RISKS OF SMALL-CAP AND MID-CAP COMPANIES

     The Fund may invest substantially in companies whose market capitalization is considered small sized or "small-cap" as well as middle sized or "mid-cap." These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN INVESTMENT AND EMERGING MARKETS RISK

     Foreign investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers, a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the Fund's investments, the risks of investing in foreign securities can be intensified in the case of investments in issuers in emerging markets countries. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.

FOREIGN CURRENCY RISK

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

     The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

     The Fund may also enter into currency contracts as an investment. These investments will typically be forward currency contracts denominated in the currency of an emerging markets country. The values of such currencies in relation to the U.S. dollar can fluctuate significantly in response to economic and political changes. If the values of such currencies fall in relation to the U.S. dollar, the Fund may experience losses on such forward currency contracts. Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging markets currency, are highly volatile, and a price movement in these instruments may result in losses to the Fund.

DERIVATIVES RISK

     In addition to writing covered call options, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging, investment or risk management purposes. The Fund may also use derivatives to gain exposure to securities markets in which it will invest (pending investment of available funds in individual securities). Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

INTEREST RATE RISK

     The level of premiums from call options writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. Any preferred stocks paying fixed dividend rates in which the Fund invests, will likely change in value as market interest rates change. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

RESTRICTED AND ILLIQUID SECURITIES RISK

     The Fund may invest up to 15% of its total assets in restricted and illiquid securities (securities that cannot be disposed of within seven days at a price which the Fund would determine to be fair value) without limit. The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund's overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition.

     Some securities usually trade in lower volume, have less market makers and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. and foreign companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, Senior Instruments and foreign securities, particularly those from companies, sovereigns, sub-sovereigns and quasi-sovereigns in emerging markets. Even publicly traded securities can experience periods of less liquidity. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

DISTRIBUTION RISK

     The monthly distributions Common Shareholders receive from the Fund will be based primarily on the level of net option premiums and the dividends received by the Fund. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Dividends on any preferred stocks in which the Fund may invest are not guaranteed and certain issues of preferred stock held by the Fund may be called by the issuer.

MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

LEVERAGE RISK

     Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, ING Investments, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

NON-DIVERSIFICATION STATUS

     The Fund is classified as a "non-diversified" investment company under 1940 Act. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

MARKET DISRUPTION AND GEO-POLITICAL RISK

     The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four day period and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

SECURITIES LENDING RISK

     To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33.3% of total Fund assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, lending securities is subject to counter party risk.

TAX RISK

     The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will qualify as tax-advantaged dividends. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations. See "Tax Matters."

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

DIVIDEND RISK

     The companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund's dividend yielding equity securities would be adversely affected.

TEMPORARY DEFENSIVE STRATEGIES RISK

     When the investment management team anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of its Board of Trustees, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management Of The Fund" in the Statement of Additional Information.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISERS

     ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Fund's Board of Trustees. ING Investment's principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board of Trustees upon 60 days' written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee.

     For its services, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.05% of the Fund's Managed Assets. For the first five years of the Fund's existence, ING Investments will waive 0.20% of the annual fee. Therefore, during this five year period, the annual fee will be 0.85%. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

     ING Investments is registered as an investment adviser with the SEC. ING Investments began investment management in April, 1995, and serves as an investment adviser to registered investment companies as well as structured finance vehicles. As of ______________, 2005, ING Investments had assets under management of over $____ billion. ING Investments is an indirect, wholly owned subsidiary of ING Groep. ING Groep is a global financial services company active in the fields of insurance, banking and asset management, with locations in more than 65 countries with more than 100,000 employees.

     ING Investments has engaged IIMA as the Sub-Adviser to the Fund. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named "ING Investment Management Europe." ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe are employed by a subsidiary of ING Groep named ING Personeel VOF. IIMA is an indirect, wholly-owned subsidiary of the ING Groep and is under common control with ING Investments. For its services, IIMA will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to IIMA.

     IIMA is a non-resident investment adviser with all of its assets located outside of the U.S. Investors will be able to effect service of process on IIMA by serving _____________. Investors will be able to enforce, in U.S. courts, judgments against IIMA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in The Netherlands have discretionary power to attach such weight to foreign judgments as they deem fit in the absence of a Treaty or an Act regarding judgments rendered by foreign courts. No such Treaty or Act exists as regards to judgments rendered by a court in the U.S.

     Under the terms of the sub-advisory agreement with IIMA, the agreement may be terminated by either ING Investments or the Board of Trustees on 60 days' written notice. In the event the sub-advisory agreement is terminated, IIMA may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

INVESTMENT MANAGEMENT TEAM

     Set forth below is information regarding the members of the Fund's global investment management team that is primarily responsible for the day-to-day management of the Fund's portfolio. The team consists of senior investment managers from ING Groep's global investment management organization with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund's portfolio from the inception of the Fund under the leadership of Jorik van der Bas and Bas Peeters. ING Investment Management Europe is very active in global equity dividend investing and investing global option markets. As of 12.31.2004, the team manages over [$4.7 billion] in high dividend equity securities for mutual funds and institutional investors, of which, over [$2 billion] is managed in a global equity dividend strategy comparable to the approach to be used in constructing the equity portfolio of the Fund. ING Investment Management Europe also has extensive experience in managing mutual funds in international markets, including over [$7 billion]under management as of 12.31.2004 in "structured" funds which generally seek to preserver capital and employee options on equity indexes and other equity derivatives as a component of their investment strategy.

     JOOST DE GRAAF. Mr. de Graaf is Senior Investment Manager of Equity Securities in the ING Global Value team for ING Investment Management Europe. Mr. de Graaf joined ING Investment Management Europe in 1999. Prior to joining the ING Global Value team, Mr. de Graaf helped set-up the Investment Services department as Senior Account Manager. Mr. de Graaf started his career at ING Investment Management Europe as a Portfolio Manager in the Mutual Fund Department. Mr. de Graaf is a CFA charter holder.

     JORIS FRANSSEN. Mr. Franssen is Senior Investment Manager of Equity Securities for ING Investment Management Europe and is the investment manager for the ING Global Value strategy. In this position, Mr. Franssen is responsible for development and definition of the investment strategy for the ING Global Value Strategy. Previously, Mr. Franssen was part of the ING's Dutch Equity team, where he was also responsible for the ING Global Value Strategy. Mr. Franssen started his career as a portfolio manager advising Dutch institutional clients.

     JORIK VAN DEN BOS. Mr. van den Bos is Director of Special Equity Products and Senior Investment Manager for ING Investment Management Europe. He joined ING Investment Management Europe in 1997. Mr. van den Bos is responsible for the so-called non-mainstream investments and the ING Global Value Strategy. From 1997 to 2001, Mr. van den Bos was responsible for third party equity investments in Dutch equity securities and for the ING Global Value Strategy. Before joining ING Investment Management Europe, Mr. van den Bos worked as a portfolio manager at ABN Amro Asset Management where he was responsible for Dutch Equity securities.

     BAS PEETERS. Mr. Peeters is currently Head of Structured Products and joined ING Investment Management Europe in 1998. In this capacity he is responsible for the research, marketing and portfolio management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Bas obtained a Masters degree in theoretical physics (Cum Laude) from the University of Utrecht in 1990, where he also studied mathematics. He obtained his PhD in Theoretical Physics at Stony Brook University, NY, USA in 1995.

     ELLIS PIETERS. Ms. Pieters is currently Head of Research of Structured Products and joined ING Investment Management Europe in December 1995. Within the Structured Products department she is responsible for research on new structured products and maintenance research on existing structured products. Prior to this, she was already part of the research team as a Financial Engineer. Before joining the SP team in 2000, Mr. Pieters had been working with ING IM as a Business Analyst, responsible for analysis of current and new information systems and project management. Prior to working with ING, Ms. Pieters worked with a large Dutch pension fund, where she was responsible for analysis and development of IT-systems. Ms. Pieters obtained a degree in econometrics from the Erasmus University in Rotterdam in 1992.

     LEONARD STEHOUWER. Mr. Stehouwer is currently Head of Investment Managers of Structured Products and joined ING Investment Management Europe in January 2002. Within the team he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Before joining the Structured Products department, Mr. Stehouwer had already been working with ING IM for a year as Senior Portfolio Manager with the Regional Management Europe department, where he was responsible for maintaining contacts with ING IM foreign offices, supporting local investment managers with investment related problems and monitoring locally managed investment portfolios. Prior to this he had been working with ING Group for more than six years. He was (Senior) Cash Manager with ING Lease for four years, where he was responsible for managing the mismatch position of ING Lease Holding, and also Secretary of the Asset and Liability Committee. After that he was Account Manager with ING Barings for over a year, responsible for maintaining relations with ING Barings clients, advising them on FX/MM, and executing trades on FX/MM. Mr. Stehouwer obtained a degree in Economics, with an emphasis on Business economics, from the Erasmus University Rotterdam in 1993. In 2000 he obtained his RBA degree (registered investment analyst).

     FRANK VAN ETTEN. Mr. Van Etten is currently an Investment Manager of Structured Products and joined ING Investment Management Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Frank also carries out research in structured products development and option strategies and markets. Frank obtained his Master's degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

     WILLEM VAN DOMMELEN. Mr. Van Dommelen is currently an Investment Manager of Structured Products and joined ING Investment Management Europe in 2002. In this capacity he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Mr. Van Dommelen started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional Clients of ING Investment Management Europe. Mr. Van Dommelen obtained his Master's degree in economics from Tilburg University in 2002, specializing in accountancy and investment theory. He also holds a RBA degree (registered investment analyst).

THE ADMINISTRATOR

     The Administrator of the Fund is ING Funds Services, LLC ("ING Funds Services"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

     Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Board of Trustees of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

     The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

     All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets. The Administration Agreement may be canceled by the Board of Trustees upon 60 days written notice.

CONTROL PERSON

     As of the date of this prospectus, ING Investments owns 100% of the issued and outstanding Common Shares of the Fund. Consequently, ING Investments is a control person of the Fund as defined in the 1940 Act. It is anticipated that, immediately upon the closing of the Offering, ING Investments will cease to be a control person of the Fund.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's declaration of trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund and will have no pre-emptive or conversion rights or rights to cumulative voting.

     Holders of Common Shares ("Common Shareholders") are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

     Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of Common Shares and any preferred shares will not be able to elect any of such Trustees.

     Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

     If preferred shares are issued and outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares.

PREFERRED SHARES

     The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund's declaration of trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustee may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

     Any decision to offer preferred shares is subject to market conditions and to the management's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board of Trustees in consultation with ING Investments (subject to applicable law and the Fund's declaration of trust) if and when it authorizes a preferred shares offering.

     Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

     The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to: elect at least two trustees at all times; and elect a majority of the trustees at any time when dividends on any series of preferred shares are unpaid for two full years. In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

     Under Delaware law, shareholders, including holders of preferred shares, could under certain circumstances be held personally liable for the obligations of the Fund. However, the declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The declaration of trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     So long as any preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis).

     In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

BORROWINGS

     The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/ commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

     In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

     As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

     In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

                                 NET ASSET VALUE

NET ASSET VALUE

     The net asset value per Common Share of the Fund is determined once daily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open. The net asset value per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The net asset value per Common Share is made available for publication.

VALUATION OF THE FUND'S ASSETS

     The assets in the Fund's portfolio are valued in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

     In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board.

     The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's net asset value is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its net asset value. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.

     Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its net asset value, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value.

     Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 pm London time.

     Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                  DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

INITIAL DISTRIBUTION

     The Fund's initial distribution is expected to be declared approximately [45] days, and paid approximately [60 to 90] days, after the completion of this offering, depending upon market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or by purchasing Common Shares in the open market through the Fund's Dividend Reinvestment Program.

LEVEL RATE DISTRIBUTION POLICY

     Commencing with the Fund's first distribution, the Fund intends to make regular monthly cash distributions to holders of Common Shares at a level rate based on the past and projected performance of the Fund, which rate may be adjusted from time to time. Distributions may only be made from net investment company taxable income after paying accrued dividends on the Fund's preferred shares, if any, and interest and required principal payments on borrowings, if any.

     The Fund's ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on its preferred shares, if any, and interest and required principal payments on borrowings, if any. At least annually, the Fund intends to distribute all of its net capital gain and net investment company taxable income not distributed during the year.

     Initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, after the completion of this Offering, depending upon market conditions. The net investment company taxable income of the Fund consists of all ordinary taxable income, qualified dividend income, and net short-term capital gain earned on portfolio assets less all deductible expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of net investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

     To permit the Fund to maintain a level rate distribution policy, the Fund may from time to time distribute less than the entire amount of net investment company taxable income earned in a particular period. The undistributed net investment company taxable income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment company taxable income actually earned by the Fund during the period. Undistributed net investment company taxable income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment company taxable income will be deducted from the Fund's net asset value.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a "return of capital." See "Tax Matters."

Managed Distribution Policy

     The Fund will consider whether it may need to file an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a managed distribution policy. If the Fund seeks and the SEC grants the requested relief, the Fund may implement a managed distribution policy.

     Under a managed distribution policy, the Fund would distribute a fixed monthly amount, which may be adjusted from time to time, of net asset value to shareholders. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

     The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Fund will seek or that the SEC would grant an exemptive order facilitating the implementation of a managed distribution policy or, if sought and granted, that the Trustees will determine to implement a managed distribution policy. The Trustees reserve the right to change the dividend policy from time to time.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a "return of capital." Unless the Fund has been granted exemptive relief to permit a managed distribution policy, the Fund normally will distribute long-term capital gains once in a twelve-month period. See "Tax Matters."

DIVIDEND REINVESTMENT PROGRAM

     Unless the registered owner of Common Shares elects to receive cash by contacting DST (the "Program Administrator"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Program Administrator for shareholders in additional Common Shares of the Fund through the Fund's Dividend Reinvestment Program (the "Program"). Shareholders who elect not to participate in the Program will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Program Administrator. Participation in the Program is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Program Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Program, please contact your broker.

     The Program Administrator will open an account for each Common Shareholder under the Program in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Program will receive cash and participants in the Program will receive the equivalent in Common Shares. The Common Shares will be acquired by the Program Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Program Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment
date; provided that, if the net asset value is less than or equal to    % of the
closing market value on the payment date, the dollar amount of the Dividend will
be divided by      % of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Program Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Program Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Program Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Program provides that if the Program Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Program Administrator may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less
than or equal to     % of the then current market price per Common Share, the
dollar amount of the Dividend will be divided by     % of the market price on
the payment date.

     The Program Administrator maintains all shareholders' accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Program participant will be held by the Program Administrator on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to the Program. The Program Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Program Administrator will administer the Program on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale
of shares through the Program Administrator are subject to a $      sales
fee and a $        per share sold brokerage commission.

     The Fund reserves the right to amend or terminate the Program. There is no direct service charge to participants with regard to purchases in the Program; however, the Fund reserves the right to amend the Program to include a service charge payable by the participants.

     All correspondence or questions concerning the Program should be directed to ____________.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

ANTI-TAKEOVER PROVISIONS

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                            CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of the possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of

Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Fund's outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting as a separate class on such conversion.

     Conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares.

     Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

                           REPURCHASE OF COMMON SHARES

     Like the shares of many other closed-end funds, the Fund's Common Shares may trade at a discount to their net asset value, although it is also possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from net asset value.

     There is no assurance that a repurchase or tender for Common Shares will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the 1940 Act and the principal market on which the Common Shares are traded.

                                   TAX MATTERS

     Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a "capital asset." Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying federal income or excise tax. To the extent that it satisfies the requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

TAXES ON DISTRIBUTIONS

     Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, any interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act") reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. The Tax Act also reduced to 15% the maximum tax rate on "qualified dividend income." These rate reductions do not apply to corporate taxpayers. To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period requirements (generally more than 60 days with respect to each distribution). In the case of a regulated investment company, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

     There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income.

     An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the Common Shares received equal to such amount.

     In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, you may receive a so-called "return of capital" distribution. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

     The Fund's distributions are taxable when they are paid, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31.

     Any non U.S shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund's ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

TAX ASPECTS OF SALES OF FUND SHARES

     Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

TAXATION OF FUND INVESTMENTS

     Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

     The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and
(vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains, that would be taxable as ordinary income when distributed to shareholders.

     The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the call options it writes on portfolio securities will generally be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Fund's income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. As modified by the Tax Act, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING

     _______________, ________________ and _______________ are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in an underwriting agreement ("Underwriting Agreement") dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                            NUMBER OF
UNDERWRITER                                 COMMON SHARES
-----------                                 -------------


     The Underwriting Agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this Offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

     The Underwriters propose to offer some of the Common Shares directly to the public at the offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per common share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $ per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for
any Common Shares purchased on or before        , 2005. The representatives have
advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     ING Investments (and not the Fund) has agreed to pay from its own assets
to each of                ,                and                a structuring fee
for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the
Fund's Common Shares.            will receive a structuring fee in an amount
equal to             % of the total initial price to the public of the Common
Shares offered hereby and                and          will each receive a
structuring fee in an amount equal to             % of the initial price to the
public of the Common Shares offered hereby.

     ING Investments has agreed to pay offering costs (other than sales load) that exceed $0.04 per share.

     The Fund has agreed to reimburse certain underwriter expenses in an amount
equal to $     per Common Share, which amount will not exceed $        or    %
of the total initial price to the public of the Common Shares offered hereby.

     The sum of the fees described above, the amounts paid by the Fund to reimburse certain Underwriters and the other expenses and sales load to be paid by the Fund will not exceed 9.0% of the total price to the public of the Common Shares offered hereby.

     The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to           additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this Offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Fund and ING Investments have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written
consent of       , on behalf of the Underwriters, dispose of or hedge any Common
Shares or any securities convertible into or exchangeable for Common Shares.
          , in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

     Prior to the Offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, ING Investments and the representatives of the Underwriters. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this Offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares are expected to be approved
for listing on the NYSE under the symbol "           ."

     The following table shows the sales load as a percentage of the public offering price that the Fund is to pay to the Underwriters in connection with this Offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                                         PAID BY THE FUND
                                                  -----------------------------
                                                  NO EXERCISE     FULL EXERCISE
                                                  -----------     -------------
Per Share                                         $               $
                                                  -----------     -------------
Total                                             $               $

     The Fund and ING Investments have each agreed to indemnify the several Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     ING Distributor will enter into an offering participation agreement with the Fund. ING Investments will compensate ING Distributor for distribution
assistance out of its own resources in an aggregate amount equal to $     . ING
Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for the purposes of this offering under the Securities Act of 1933, although it will not purchase any of the Common Shares or be a party to the underwriting agreement.

     Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the

Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the NYSE at a level above that which might otherwise prevail in the open market.

     A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

     The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Underwriter's representatives without liability on the part of the Underwriters to the Fund or ING Investments if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the prospectus (exclusive of any supplement thereto).

     A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The Underwriter's representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The

Underwriter's representatives will allocate Common Shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Certain Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for ING Investments in the ordinary course of business.

     Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

     The principal business address of

                             ADDITIONAL INFORMATION

LEGAL MATTERS

     Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, Washington, D.C. and for the Underwriters by

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of the Fund at           , 2004 have been audited
by      LLP, independent registered public accountants, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon
their report given upon      LLP's authority as experts in accounting and
auditing. The address of          is                       .

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc., whose principal business address is 816 Wyandotte, Kansas City, Missouri 64105.

     The Fund's securities and cash are held and maintained under a Custody
Agreement with The Bank of New York, whose principal address is           .

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                      PAGE
                                                                      ----
HISTORY OF THE FUND
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS
MANAGEMENT OF THE FUND
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
INVESTMENT ADVISORY AND OTHER SERVICES
PORTFOLIO TRANSACTIONS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PROGRAM
REPURCHASE OF COMMON SHARES
TAX CONSIDERATIONS
GENERAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A PROXY VOTING PROCEDURES                                    A-1
APPENDIX B RATINGS OF INVESTMENTS                                     B-1

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER OR SALE IS NOT PERMITTED.

                      SUBJECT TO COMPLETION DATED ___, 2005

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                ___________, 2005

           ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND

This Statement of Additional Information ("SAI") relates to the ING Global Equity Dividend and Premium Income Fund ("Fund"). The Fund is a newly organized, non-diversified, closed-end management investment company.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING GLOBAL EQUITY DIVIDEND AND PREMIUM
INCOME FUND (THE "FUND") DATED [        ], 2005 (THE "PROSPECTUS"), AS
SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND'S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV)

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

                                TABLE OF CONTENTS

HISTORY OF THE FUND
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS
MANAGEMENT OF THE FUND
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
INVESTMENT ADVISORY AND OTHER SERVICES
PORTFOLIO TRANSACTIONS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PROGRAM
REPURCHASE OF COMMON SHARES
TAX CONSIDERATIONS
GENERAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A PROXY VOTING PROCEDURES                                         A-1
APPENDIX B RATINGS OF INVESTMENTS                                          B-1

               ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND

                               HISTORY OF THE FUND

The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized April 1, 2004 as the ING Dividend and Income Fund and changed its name on ________, 2005

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The sub-adviser will not use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in equities with attractive dividend yields.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

EMERGING MARKET ISSUERS. The Fund may invest up to 20% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described in the Prospectus apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices or market conditions, or as a substitute for the purchase or sale of securities or currencies. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, or the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Sub-Adviser may not utilize short sales at all.

SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

TEMPORARY INVESTMENTS. The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9)  Invest 25% or more of its total assets in any single industry
     (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), except that a large economic or market sector shall not be construed as a single industry.

The Fund has adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund's shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market circumstances, at least 80% of its total assets, in dividend yielding common and preferred equity securities, investment grade and below investment grade or unrated emerging markets bonds and other interest bearing debt instruments, currency investments and senior loans. The Fund will provide its shareholders with at least 60 days prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                             MANAGEMENT OF THE FUND

TRUSTEES

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Please note that, as of the date of this SAI, the Fund's Trustees are "interested persons" as that term is used in the 1940 Act. The Fund's board will be expanded and will include the requisite independent directors so that all matters requiring the approval of a majority of trustees who are not "interested persons" of the Fund as that term is interpreted under the 1940 Act shall be approved by a Board of Trustees of the Fund, at least the majority of which are not "interested persons" of the Fund, and separately, by a majority of such non-interested persons of the Fund. In addition, the two Trustees listed below will cease to be Trustees at that time.

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                 FUND
                                                                                                 COMPLEX
                                POSITION(S)      TERM AND       PRINCIPAL                        OVERSEEN       OTHER
                                HELD WITH        LENGTH OF      OCCUPATION(S) --DURING           BY             DIRECTORSHIPS
NAME, ADDRESS AND AGE           TRUST            TIME SERVED    THE PAST 5 YEARS                 TRUSTEE**      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
James M. Hennessy               Trustee,         April 2004 -   President and Chief Executive
7337 East Doubletree Ranch Rd.  President and    Present        Officer, ING Investments(2) and
Scottsdale, Arizona 85258       Chief Executive                 certain of its affiliates
Date of Birth: 04/09/1949       Officer                         (December 2001 - Present);
                                                                Senior Executive Vice President
                                                                and Chief Operating Officer,
                                                                ING Investments (April 1995 -
                                                                December 2000); Executive Vice
                                                                President, ING Investments and
                                                                its affiliates (May 1998 - June
                                                                2000); and Senior Vice
                                                                President, ING

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                 FUND
                                                                                                 COMPLEX
                                POSITION(S)      TERM AND       PRINCIPAL                        OVERSEEN       OTHER
                                HELD WITH        LENGTH OF      OCCUPATION(S) --DURING           BY             DIRECTORSHIPS
NAME, ADDRESS AND AGE           TRUST            TIME SERVED    THE PAST 5 YEARS                 TRUSTEE**      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                                Investments and its affiliates
                                                                (April 1995 - April 1998).

Daniel A. Norman                Trustee and      April 2004 to  Senior Vice President and
7337 E. Doubletree Ranch Rd.    Senior Vice      present        Co-Senior Portfolio Manager in
Scottsdale, Arizona 85258       President                       the Senior Floating Rate Loan
Date of Birth: 12/29/1957                                       Group of ING Management (since
                                                                November 1999). Previously,
                                                                Senior Vice President and
                                                                Portfolio Manager in the Senior
                                                                Floating Rate Loan Group (since
                                                                April 1, 1995).

** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

     Information about the Fund's officers(1) is set forth in the table below:

                                                                                                 PRINCIPAL OCCUPATION(S)
                                POSITIONS HELD WITH THE         TERM OF OFFICER AND              DURING THE LAST FIVE
NAME, ADDRESS, AGE              TRUST                           LENGTH OF TIME SERVED(1)(2)      YEARS(3)
---------------------------------------------------------------------------------------------------------------------------------
James M. Hennessy               President and Chief Executive   April 2004 to present            President and Chief Executive
7337 East Doubletree Ranch Rd.  Officer                                                          Officer, ING Investments(2)
Scottsdale, Arizona 85258                                                                        (December 2001 - Present).
Date of Birth: 04/09/1949                                                                        Formerly, Senior Executive Vice
                                                                                                 President and Chief Operating
                                                                                                 Officer, ING Investments (April
                                                                                                 1995 - December 2000); and
                                                                                                 Executive Vice President, ING
                                                                                                 Investments (May 1998 - June
                                                                                                 2000).

Stanley D. Vyner                Executive Vice President        April 2004 to present            Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                                   Investments(2) (July 2000 -
Scottsdale, Arizona 85258                                                                        Present) and Chief Investment
Date of Birth: 05/14/1950                                                                        Risk Officer (June 2003 -
                                                                                                 Present). Formerly, Chief
                                                                                                 Investment Officer of the
                                                                                                 International Portfolios, ING
                                                                                                 Investments (July 1996 - June
                                                                                                 2003), and President and Chief
                                                                                                 Executive Officer, ING
                                                                                                 Investments (August 1996 -
                                                                                                 August 2000).

Joseph M. O'Donnell             Chief Compliance Officer        November 2004 - Present          Chief Compliance Officer of the
7337 East Doubletree Ranch Rd.                                                                   ING Funds (November 2004 -
Scottsdale, Arizona 85258                                                                        Present). Formerly, Vice
Date of Birth: 11/13/1954                                                                        President, Chief Legal Counsel,
                                                                                                 Chief Compliance

                                                                                                 PRINCIPAL OCCUPATION(S)
                                POSITIONS HELD WITH THE         TERM OF OFFICER AND              DURING THE LAST FIVE
NAME, ADDRESS, AGE              TRUST                           LENGTH OF TIME SERVED(1)(2)      YEARS(3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Officer and Secretary of Atlas
                                                                                                 Securities, Inc., Atlas
                                                                                                 Advisers, Inc. and Atlas Funds
                                                                                                 (October 2001 - October 1004);
                                                                                                 and Chief Operating Officer and
                                                                                                 General Counsel of Matthews
                                                                                                 International Capital Management
                                                                                                 LLC and Vice President and
                                                                                                 Secretary of Matthews
                                                                                                 International Funds (August 1999
                                                                                                 - May 2001).

Michael J. Roland               Executive Vice President,       April 2004 to present            Executive Vice President, Chief
7337 East Doubletree Ranch Rd.  Assistant Secretary and                                          Financial Officer and Treasurer,
Scottsdale, Arizona 85258       Principal Financial Officer                                      ING Investments(2) (December
Date of Birth: 05/30/1958                                                                        2001 - Present). Formerly,
                                                                                                 Senior Vice President, ING
                                                                                                 Investments (June 1998 -
                                                                                                 December 2001).

Robert S. Naka                  Senior Vice President and       April 2004 to present            Principal Occupation(s) During
7337 East Doubletree Ranch Rd.  Assistant Secretary                                              the Last Five Years: Senior Vice
Scottsdale, Arizona 85258                                                                        President and Assistant
Date of Birth: 06/17/1963                                                                        Secretary, ING Funds Services,
                                                                                                 LLC(3) (October 2001 - Present).
                                                                                                 Formerly, Senior Vice President
                                                                                                 and Assistant Secretary, ING
                                                                                                 Funds Services, LLC (February
                                                                                                 1997 - August 1999).

                                                                                                 PRINCIPAL OCCUPATION(S)
                                POSITIONS HELD WITH THE         TERM OF OFFICER AND              DURING THE LAST FIVE
NAME, ADDRESS, AGE              TRUST                           LENGTH OF TIME SERVED(1)(2)      YEARS(3)
---------------------------------------------------------------------------------------------------------------------------------
Robyn L. Ichilov                Vice President                  April 2004 to present            Principal Occupation(s) During
7337 East Doubletree Ranch Rd.                                                                   the Last Five Years: Vice
Scottsdale, Arizona 85258                                                                        President, ING Funds Services,
Date of Birth: 09/25/1967                                                                        LLC(3) (October 2001 - Present)
                                                                                                 and ING Investments, LLC (August
                                                                                                 1997 - Present).

Kimberly A. Anderson            Senior Vice President           April 2004 to present            Senior Vice President, ING
7337 East Doubletree Ranch Rd.                                                                   Investments(2) (October 2003 -
Scottsdale, Arizona 85258                                                                        Present). Formerly, Vice
Date of Birth: 09/25/1967                                                                        President and Assistant
                                                                                                 Secretary, ING Investments,
                                                                                                 (October 2001 - October 2003);
                                                                                                 Assistant Vice President, ING
                                                                                                 Funds Services, LLC (November
                                                                                                 1999 - January 2001) and has
                                                                                                 held various other positions
                                                                                                 with ING Funds Services, LLC for
                                                                                                 more than the last five years.

Lauren D. Bensinger             Vice President                  April 2004 to present            Principal Occupation(s) During
7337 East Doubletree Ranch Rd.                                                                   the Last Five Years: Vice
Scottsdale, Arizona 85258                                                                        President and Chief Compliance
Date of Birth: 02/06/1954                                                                        Officer, ING Funds Distributor,
                                                                                                 LLC(4) (July 1995 - Present);
                                                                                                 Vice President (February 1996 -
                                                                                                 Present) and Chief

                                                                                                 PRINCIPAL OCCUPATION(S)
                                POSITIONS HELD WITH THE         TERM OF OFFICER AND              DURING THE LAST FIVE
NAME, ADDRESS, AGE              TRUST                           LENGTH OF TIME SERVED(1)(2)      YEARS(3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Compliance Officer (October,
                                                                                                 2001 to Present), ING
                                                                                                 Investments, LLC(2).

Huey P. Falgout, Jr.            Secretary                       April 2004 to present            Principal Occupation(s) During
7337 East Doubletree Ranch Rd.                                                                   the Last Five Years: Chief
Scottsdale, Arizona 85258                                                                        Counsel - Mutual Funds Practice
Date of Birth: 11/15/1963                                                                        Group, ING U.S. Financial
                                                                                                 Services (September 2003 -
                                                                                                 Present). Formerly, Counsel,
                                                                                                 Mutual Funds Practice Group, ING
                                                                                                 U.S. Financial Services
                                                                                                 (November 2002 - September
                                                                                                 2003). Associate General Counsel
                                                                                                 of AIG American General (January
                                                                                                 1999 - November 2002).

Todd Modic                      Vice President                  April 2004 to present            Vice President of Financial
7337 East Doubletree Ranch Rd.                                                                   Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                                        ING Fund Services, LLC
Date of Birth: 11/03/1967                                                                        (September 2002 - Present).
                                                                                                 Formerly, Director of Financial
                                                                                                 Reporting, ING Investments
                                                                                                 (March 2001 - September 2002);
                                                                                                 Director of Financial Reporting,
                                                                                                 Axient Communications, Inc. (May
                                                                                                 2000 - January 2001) and
                                                                                                 Director of

                                                                                                 PRINCIPAL OCCUPATION(S)
                                POSITIONS HELD WITH THE         TERM OF OFFICER AND              DURING THE LAST FIVE
NAME, ADDRESS, AGE              TRUST                           LENGTH OF TIME SERVED(1)(2)      YEARS(3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Finance, Rural/Metro Corporation
                                                                                                 (March 1995 - May 2000).

Maria M. Anderson               Assistant Vice President        April 2004 to present            Assistant Vice President, ING
7337 East Doubletree Ranch Rd.                                                                   Funds Services, LLC (October
Scottsdale, Arizona 85258                                                                        2001 - Present). Formerly,
Date of Birth: 05/29/1958                                                                        Manager of Fund Accounting and
                                                                                                 Fund Compliance, ING Investments
                                                                                                 (September 1999 - November
                                                                                                 2001); and Section Manager of
                                                                                                 Fund Accounting, Stein Roe
                                                                                                 Mutual Funds (July 1998 - August
                                                                                                 1999).

Susan P. Kinens                 Assistant Vice President and    April 2004 to present            Assistant Vice President and
7337 East Doubletree Ranch Rd.  Assistant Secretary                                              Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                        Services, LLC(4) (December 2002
Date of Birth:  12/31/1976                                                                       - Present); and has held various
                                                                                                 other positions with ING Funds
                                                                                                 Services, LLC for more than the
                                                                                                 last five years.

     (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

     (2) ING Investments was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim

     Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

     (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

     (4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD COMMITTEES

EXECUTIVE COMMITTEE

The Board will establish an Executive Committee of the Board that is authorized to act on behalf of the full Board between meetings when necessary. The Executive Committee will consist of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: The members of the Executive Committee are __________, __________, __________ and __________. Mr.
__________ serves as Chairman of the Executive Committee.

AUDIT COMMITTEE

The Board will establish an Audit Committee of the Board whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee will consist of four Independent Trustees. The members of the Audit Committee are __________, __________, __________ and __________. Mr. __________
serves as Chairman of the Audit Committee. The Audit Committee meets regularly four times per year.

VALUATION AND PROXY VOTING COMMITTEE

The Board will establish a Valuation and Proxy Voting Committee of the Board whose functions include, among others, recommending the Fund's valuation procedures and loan valuation procedures to the full Board, monitoring the implementation of the Fund's valuation procedures and loan valuation procedures by the Fund's Administrator, and recommending changes to the Fund's valuation procedures and loan valuation procedures when appropriate. The Valuation and Proxy Voting Committee also oversees management's administration of the voting of proxies by the Fund. The Valuation and Proxy Voting Committee will consist of five Independent Trustees. The members of the Valuation and Proxy Voting Committee are __________, __________, __________, __________ and __________.
Mr. __________ serves as Chairman of the Valuation and Proxy Voting Committee. The Valuation and Proxy Voting Committee meets regularly four times per year.

NOMINATING COMMITTEE

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee operates pursuant to a Charter approved by the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

     The Nominating Committee consists of _______ Independent Trustees:
_____________, _____________, ______________, __________. _________ serves as
Chairman of the Committee.

INVESTMENT REVIEW COMMITTEE

     The Board has established an Investment Review Committee to monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Committee for the Funds currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940 Act: ___________, ______________, _____________, ______________, and
__________. _____________ serves as chairman of the committee.

CONTRACTS COMMITTEE
[Description to be provided]

COMPLIANCE COMMITTEE

     The Board has established a Compliance Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance Committee currently consists of the co-lead independent Board members and the Independent Chairmen of various other established Committees. Currently, these persons are __________, _________, and __________. ___________ serves as Chairman of the
Committee.

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with the Fund's shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

     Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Trustee:

                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT
                         DOLLAR RANGE OF EQUITY                  COMPANIES OVERSEEN BY
                         SECURITIES IN THE FUND AS               TRUSTEE IN FAMILY OF
NAME OF TRUSTEE          OF DECEMBER 31, 2004                    INVESTMENT COMPANIES
------------------------------------------------------------------------------------------


                      TRUSTEES WHO ARE "INTERESTED PERSONS"

                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT
                         DOLLAR RANGE OF EQUITY                  COMPANIES OVERSEEN BY
                         SECURITIES IN THE FUND AS               TRUSTEE IN FAMILY OF
NAME OF TRUSTEE          OF DECEMBER 31, 2004                    INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
James M. Hennessy                   N/A                                     N/A
Daniel A. Norman                    N/A                                     N/A

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of , 2004.

                      NAME OF
                      OWNERS AND
NAME OF               RELATIONSHIP                 TITLE OF   VALUE OF      PERCENTAGE
TRUSTEE               TO TRUSTEE      COMPANY      CLASS      SECURITIES    OF CLASS
--------------------------------------------------------------------------------------


COMPENSATION OF TRUSTEES

     The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. And , as lead Trustees, receive an annual retainer of $55,000); (ii)

$7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); and (iv) $2,000 per special telephonic meeting. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by ING Investments, LLC for which the Trustees serve in common as Trustees.

     The following table sets forth information provided to the Fund by ING Investments, LLC regarding expected compensation of Trustees by the Fund for year-ended December 31, 2005 and compensation of Trustees by the Fund for other funds managed by ING Investments, LLC for the year ended December 31, 2004. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by ING Investments, LLC.

                               COMPENSATION TABLE

                                           PENSION OR
                                           RETIREMENT                   TOTAL
                                           BENEFITS                     COMPENSATION
                                           ACCRUED AS   ESTIMATED       FROM TRUST
                            AGGREGATE      PART OF      ANNUAL          AND FUND
     NAME OF                COMPENSATION   TRUST        BENEFITS UPON   COMPLEX PAID
     TRUSTEE                FROM TRUST     EXPENSES     RETIREMENT(1)   TO TRUSTEES(2)
     ---------------------------------------------------------------------------------
     James M. Hennessy(3)   $  0           N/A          N/A             $  0
     Daniel A. Norman(3)    $  0           N/A          N/A             $  0

(1) The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.
(2)  Represents compensation from           funds (total in complex as of
     December 31, 2004).
(3) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, the parent corporation of the Investment Adviser, the Distributor and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As the Fund is new, the only outstanding shares as of the date hereof are held by ING Investments as the Fund's sole shareholder. It is expected that ING Investments will no longer be a control person of the Fund immediately upon the closing of the Offering.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ING Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to the sub-adviser. ING Investments is a direct, wholly owned subsidiary of ING Groep, a global financial services organization active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

ING Investments serves pursuant to an invest management agreement between the ING Investments and the Fund ("Investment Management Agreement"). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund. Pursuant to a sub-advisory agreement, ING Investments has delegated certain management responsibilities to ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser")("Sub-Adviser Agreement").

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

After an initial term of two years, both the Investment Management Agreement and the Sub-Adviser Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement and the Sub-Adviser Agreement are both terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Adviser Agreement both provide for automatic termination in the event of their "assignment" (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund's investment objectives, strategies and restrictions.

As of __________________, 2004, ING Investments had assets under management of over $35 billion.

INVESTMENT ADVISORY FEES

ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Advisers. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.05% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares)("Managed Assets"). Managed Assets include assets acquired through the Fund's use of leverage, if any.

For the first five years of the Fund's existence, ING Investments, LLC will waive 0.20% of the annual fee. Therefore, during this period, the annual fee will be 0.85%. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

SUB-ADVISER AGREEMENT

ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Adviser Agreement.

The Sub-Adviser Agreement may be terminated without payment of any penalties by ING Investments, the Trustees on behalf of the Fund, or the shareholders of the Fund upon written notice. Otherwise, after an initial term of two years, the Sub-Adviser Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees on behalf of the Fund who are not parties to a Sub-Adviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Adviser Agreement dated              , 2005, between ING
Investments and IIMA, IIMA serves as the sub-adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of ING Investments, LLC and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund's investments, including its investments in dividend yielding equity securities and the Fund's covered call writing strategy, consistent with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

As compensation to the Sub-Adviser for its services to the Fund, ING Investments pays the sub-adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily Managed Assets managed during the month:

SUB-ADVISER                               ANNUAL SUB-ADVISORY FEE
-----------                 --------------------------------------------------
   IIMA                     [    %] of the Fund's average daily Managed Assets

PROXY VOTING PROCEDURES

The Board intends to adopt proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest between the Fund's shareholders and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter. In delegating voting procedures, which require ING Investments to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. Beginning on or about July 1, 2004, and no later than August 31st and annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (WWW.INGFUNDS.COM) or by accessing the SEC's EDGAR database (WWW.SEC.GOV).

ADMINISTRATION

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary for the proper conduct of the Fund's business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements, for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund, and provides office space for the Fund. The Administrator is an affiliate of the Adviser and the Sub-Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of average daily Managed Assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Fund.

SHAREHOLDER SERVICES REPRESENTATIVE

ING Funds Services, serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments, LLC or a sub-adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Adviser and the principal underwriter have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PORTFOLIO TRANSACTIONS

The Investment Management Agreement and the Sub-Adviser Agreement both authorize ING Investments and IIMA to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and the Sub-Adviser Agreement, ING Investments or IIMA will determine, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with OTC counter-parties unless in the opinion of Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments or IIMA will use commercially reasonable efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. ING Investments or IIMA will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund, the Adviser and/or the Sub-Adviser, and provide other services in addition to execution services. ING Investments or IIMA considers such information, which is in addition to and not in lieu of the services required to be performed by ING Investments or IIMA to be useful in varying degrees, but of indeterminable value.

As permitted by Section 28(e) of the 1934 Act, ING Investments or IIMA may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to ING Investments or IIMA an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with ING Groep N.V. so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, ING Investments, LLC or a sub-adviser, even if the specific services were not imputed to the Fund and were useful to ING Investments or IIMA in advising other clients. The advisory fee paid by the Fund is not reduced because ING Investments or IIMA receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by ING Investments or IIMA to be reasonable in relation to the value of the brokerage and research services provided by such broker.

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better execution is available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as described above.

Some securities considered for investment by the Fund may also be appropriate for other clients advised by ING Investments or IIMA. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or IIMA is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments or IIMA's other clients in a manner deemed equitable by ING Investments or IIMA. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING Investments or IIMA, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best price, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

                        DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares of the Fund will not be priced on these days.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's net asset value is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its net asset value. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.

Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its net asset value, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at 4:00 pm London time.

Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                          DIVIDEND REINVESTMENT PROGRAM

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current net asset value, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

                           REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated Preferred Shares dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund's portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

If the common shares of the Fund trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     Dividends out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from U.S. corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally applies to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

     There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income.

     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the

Common Shares received equal to such amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

     In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

     Further, the Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains, that would be taxable as ordinary income when distributed to shareholders.

     In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the call options it writes on portfolio securities will generally be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Fund's investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

     Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

     Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "Service") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and
(3)could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     The IRS' position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the Service.

     The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

     If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Subject to certain limitations, dividends paid to certain foreign shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to qualified interest or net short-term capital gains.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

     The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. shareholder and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding the federal, state or local tax considerations that may be applicable to their particular circumstances.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and non-redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

The cash and securities owned by the Fund are held by the Bank of New York, [Address], as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     LLP acts as independent registered public accountants for the Fund, providing audit services, tax return preparation, and assistance and
consultation with respect to the preparation of filings with the SEC.       is
located at                        .

OTHER INFORMATION

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                              FINANCIAL STATEMENTS

                                   APPENDIX A

[TO BE PROVIDED]
                                   APPENDIX B

[TO BE PROVIDED]

                           PART C -- OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

       1.   Financial Statements - To be filed by amendment.

       Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), will be filed with a pre-effective amendment to the Registration Statement.

       2.   Exhibits

            (a)    (i)    Certificate of Trust *
                   (ii)   Declaration of Trust *

            (b)    Bylaws *

            (c)    Not Applicable.

            (d)    Form of Specimen Certificate for Common Shares *

            (e)    Dividend Reinvestment Plan of Registrant *

            (f)    Not Applicable.

            (g)    (i)    Investment Management Agreement between ING
                          Investments, LLC and Registrant *
                   (ii)   Sub-Advisory Agreement between ING Investments, LLC
                          and ING Investment Management Advisors B.V. *

            (h)    (i)    Form of Underwriting Agreement  *
                   (ii)   Form of Master Selected Dealer Agreement *
                   (iii)  Form of Master Agreement among Underwriters *

            (i)    Not Applicable.

            (j)    (i)    Custodian Agreement between Registrant and Bank of New
                          York Company, Inc. *

            (k)    (i)    Administrative Services Agreement between Registrant
                          and ING Funds Services, LLC *
                   (ii)   Shareholder Services Representative Agreement between
                          Registrant and ING Funds Services *
                   (iii)  Transfer Agency Agreement between Registrant and DST,
                          Inc. *

            (l)    Opinion and Consent of Counsel *

            (m) The Non-Resident Investment Adviser Execution Page of ING Investment Management Advisors BV filed as part of this sub-adviser's Form ADV (File No. 801-40494) is incorporated herein by reference.

            (n)    Consent of Independent Registered Public Accountants *

            (o)    Not Applicable.

            (p)    Subscription Agreement *

            (q)    Not Applicable.

            (r)    (i)    Code of Ethics of Registrant *
                   (ii)   Code of Ethics of ING Investments, LLC *
                   (iii)  Code of Ethics of ING Investment Management Advisors
                          BV *
                   (iv)   Code of Ethics of Principal Underwriter *

* To be filed by amendment.

Item 26.    Marketing Arrangements

       See Sections ___ of Form of Underwriting Agreement to be filed as Exhibit
       (h)(i), Sections __ of Form of Master Dealer Agreement to be filed as Exhibit (h)(ii), and Sections __ of Form of Master Underwriting Agreement to be filed as Exhibit (h)(iii).

Item 27.    Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

       Registration fees                                $ *
       New York Stock Exchange listing fee
       Printing (other than stock certificates )
       Engraving and printing stock certificates
       Legal fees and expenses
       Accounting fees and expenses
       NASD fees
       Miscellaneous
         Total

*To be filed by amendment.


Item 28.    Persons Controlled by or Under Common Control - Not Applicable.

Item 29.    Number of Holders of Securities - To be filed by amendment.

Item 30.    Indemnification

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, [pursuant to the foregoing provisions] or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

       The descriptions of the Investment Adviser and the Sub-Adviser under the captions "Management of the Fund" in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant's investment adviser and the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant's investment adviser and sub-adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-48282 and 801-40494, respectively) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32.    Location of Accounts and Records

       The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, The Bank of New York, at ____________________________.

Item 33.    Management Services - Not Applicable.

Item 34.    Undertakings

       1. The Registrant undertakes to suspend the Offering until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or
(2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

       2.   Not Applicable.

       3.   Not Applicable.

       4.   Not Applicable.

       5.   a.     The Registrant undertakes that, for the purpose of
       determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Scottsdale and the State of Arizona on the 14th day of January, 2005.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND


By:    /s/ James M. Hennessy
    --------------------------------
       James M. Hennessy
       President and Chief Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 14th day of January, 2005:


By:    /s/ James M. Hennessy
    --------------------------------
       James M. Hennessy
       Trustee, President and Chief Executive Officer


By:    /s/ Daniel A. Norman
    --------------------------------
       Daniel A. Norman
       Trustee and Senior Vice President


** Powers of attorney for James M. Hennessy and Daniel A Norman are attached hereto.

                              POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendment or supplement, to be filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 and under the Investment Company Act of 1940 for ING Global Equity Dividend and Premium Income Fund.

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 14th, 2005.

/s/ James M. Hennessy
----------------------------
James M. Hennessy, Trustee

                              POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements to be filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 and under the Investment Company Act of 1940 for ING Global Equity Dividend and Premium Income Fund.

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 14th, 2005.

/s/ Daniel A. Norman
-------------------------
Daniel A. Norman, Trustee

                                  EXHIBIT LIST

EXHIBIT NUMBER                              NAME OF EXHIBIT
                                            None